UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                January 11, 2005
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             FINANCIALCONTENT, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-28377                  94-3319536
          --------                      -------                  ----------
(State or other jurisdiction       (Commission File            (IRS Employer
    of incorporation)                  Number)               Identification No.)


                        400 Oyster Point Blvd., Suite 435
                       So. San Francisco, California 94080
                           --------------------------
                    (Address of principal executive offices)

                            650/837-9850 (telephone)
                               650/745-2677 (fax)
                               ------------------
                          Registrant's telephone number

                      -------------------------------------
                         Former name and former address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 4, 2005, FinancialContent, Inc.'s wholly owned subsidiary, FinancialContent Services, Inc., agreed to license its newly developed Intra-day Momentum Value (IMV) 1.0 software to Grigg's, Inc. and the two companies shall work together to launch the application.

The IMV software quantifies a stocks intra-day momentum value in real-time by examining and measuring the combined effect of three price components: the change from the previous close to the opening price, the range between the intraday high and the intraday low, and the change from the intraday high and from the intraday low to the current price, which components are combined and weighted through an algorithm to quantify a stocks intraday momentum value

FinancialContent will grant the IMV software to no more than three licensees.

Grigg's, Inc. shall pay FinancialContent a monthly licensing fee for the use of the IMV software which on an annualized basis shall be approximately $350,000. This will increase the Company's revenues on an annualized basis by approximately 30%.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable. (b) Pro Forma Financial Information. Not applicable. (c) Exhibits. The following documents are filed as exhibits to the report: (1) One press release of the Registrant dated January 11, 2004.
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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FinancialContent, Inc.


                                 By: /s/ Wing Yu
                                 -----------------------
                                 Wing Yu,
                                 Chief Executive Officer

Date: January 11, 2005

Index to Exhibits

               Sequentially
Exhibit No.    Numbered Page   Description
----------     -------------   -----------

   9.1              4          Press Release of the Registrant dated January 11,
                               2005




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